UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2007

Intraware, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-25249	68-0389976
(State of other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

25 Orinda Way
Orinda, California    94563
(Address of principal executive offices including zip code)

(925) 253-4500
(Registrant's telephone number, including area code)

      N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03    Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) On December 12, 2007, the Board of Directors of Intraware, Inc. (the "Company") approved a technical amendment to the Amended and Restated Bylaws of the Company (the "Bylaws"). Specifically, Section 8.4 of the Bylaws was amended to comply with Nasdaq Stock Market Marketplace Rule 4350(l) (the "Direct Registration Rule"). The Direct Registration Rule requires Nasdaq-listed securities to be eligible for a direct registration program operated by a clearing agency registered under Section 17A of the Exchange Act on and after January 1, 2008. A direct registration program is a system for book-entry ownership of stock or other securities, in which shares are owned, recorded and transferred electronically without issuance of a physical share certificate. The amendment to the Bylaws is filed herewith as Exhibit 3(ii).1 and is incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is furnished pursuant to Item 5.03:
3(ii).1	First Amendment to Amended and Restated Bylaws of Intraware, Inc.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 13, 2007	INTRAWARE, INC.

By: /s/ Wendy A. Nieto Wendy A. Nieto Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
3(ii).1	First Amendment to Amended and Restated Bylaws of Intraware, Inc. Also provided in PDF format as a courtesy.